Exhibit 99.1

Williams-Sonoma, Inc. reports strong results for the first quarter of 2019

Comparable brand revenue growth of 3.5%

GAAP operating margin of 6.0%; Non-GAAP operating margin expansion of 70bps to 7.0%

GAAP diluted EPS of $0.66; Non-GAAP diluted EPS of $0.81, or a 21% increase over Q1 18

Raises fiscal year 2019 EPS guidance

San Francisco, CA, May 30, 2019 – Williams-Sonoma, Inc. (NYSE: WSM) today announced operating results for the first fiscal quarter (“Q1 19”) ended May 5, 2019 versus the first fiscal quarter (“Q1 18”) ended April 29, 2018.

Laura Alber, President and Chief Executive Officer, commented, “We have had a strong start to 2019 with comparable revenue growth of 3.5%, operating margin expansion and significant EPS growth. Customer acquisition and engagement continued to grow as we delivered more compelling and differentiated experiences to our customers. We also reached a significant milestone for our company as we were named, for the first time, to the Fortune 500 largest companies in the U.S. This accomplishment speaks to the hard work and dedication of all our associates, the ongoing support of our loyal customers and the power of our highly differentiated platform in driving long-term, profitable growth.”

Alber continued, “Given our strong start to the year and the strength we are seeing early in the second quarter, we are raising our full-year EPS guidance by $0.05. We believe we are uniquely positioned to capture the significant opportunities we see in the home furnishings industry, and we will continue to build on our strong momentum to achieve our goal of maximizing growth and maintaining high profitability.”

FIRST QUARTER 2019

•	Net revenue growth of 3.2% to $1.241 billion
•	Comparable brand revenue growth of 3.5%, including double-digit comparable growth for West Elm
•	GAAP operating margin of 6.0%; non-GAAP operating margin expansion of 70bps to 7.0%
•	GAAP diluted EPS of $0.66; non-GAAP diluted EPS $0.81, a 21% increase compared to Q1 18

GUIDANCE

•	Raises fiscal year 2019 EPS guidance and reiterates long-term financial targets

Fiscal Year 2019*

•	Total Net Revenues: $5.670 billion – $5.840 billion
•	Comparable Brand Revenue Growth: 2% – 5%
•	Non-GAAP Operating Margin: In-line with FY 18
•	Non-GAAP Diluted EPS: $4.55 – $4.75
•	Non-GAAP Income Tax Rate: 23% – 24%
•	Depreciation and Amortization: $185 million – $195 million
•	Net 30 store closures for a total store count of 595 by the end of FY 19
•	Capital Spending: $200 million – $220 million
•	Return to Shareholders: quarterly cash dividend of $0.48 per share and incremental share buybacks under our multi-year share repurchase authorization of approximately $678 million.

Long-Term Financial Targets*

•	Total Net Revenues growth of mid to high single digits
•	Non-GAAP Operating Income growth in-line with revenue growth, driving Operating Margin stability
•	Above-industry average ROIC

*We have not provided a reconciliation of non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential variability and limited visibility of excluded items.

CONFERENCE CALL AND WEBCAST INFORMATION

Williams-Sonoma, Inc. will host a live conference call today, May 30, 2019, at 2:00 P.M. (PT). The call, hosted by Laura Alber, President and Chief Executive Officer, will be open to the general public via live webcast and can be accessed at http://ir.williams-sonomainc.com/events. A replay of the webcast will be available at http://ir.williams-sonomainc.com/events.

CONTACT INFORMATION

Julie Whalen EVP, Chief Financial Officer – (415) 616 8524

Elise Wang VP, Investor Relations – (415) 616 8571

SEC REGULATION G — NON-GAAP INFORMATION

This press release includes non-GAAP financial measures. Exhibit 1 provides reconciliations of these non-GAAP financial measures to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). We have not provided a reconciliation of non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential variability and limited visibility of excluded items; these excluded items include estimates related to the operations of Outward, Inc. and employment-related expense. We believe that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, can provide meaningful supplemental information for investors regarding the performance of our business and facilitate a meaningful evaluation of current period performance on a comparable basis with prior periods. Our management uses these non-GAAP financial measures in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. In addition, certain other items may be excluded from non-GAAP financial measures when the company believes this provides greater clarity to management and investors. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior, to the GAAP financial measures presented in this press release and our financial statements and other publicly filed reports. Non-GAAP measures as presented herein may not be comparable to similarly titled measures used by other companies.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or are proven incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include statements relating to: our ability to capture significant opportunities in the home furnishings industry; our ability to continue to improve performance; our focus on operational excellence; our ability to improve customers’ experience; our optimism about the future; our ability to maximize growth and maintain high profitability; our FY 2019 and long-term financial guidance; our stock repurchase program and dividend expectations; and our proposed store openings and closures.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include: continuing changes in general economic conditions, and the impact on consumer confidence and consumer spending; new interpretations of or changes to current accounting rules; our ability to anticipate consumer preferences and buying trends; dependence on timely introduction and customer acceptance of our merchandise; changes in consumer spending based on weather, political, competitive and other conditions beyond our control; delays in store openings; competition from companies with concepts or products similar to ours; timely and effective sourcing of merchandise from our foreign and domestic vendors and delivery of merchandise through our supply chain to our stores and customers; effective inventory management; our ability to manage customer returns; successful catalog management, including timing, sizing and merchandising; uncertainties in e-marketing, infrastructure and regulation; multi-channel and multi-brand complexities; our ability to introduce new brands and brand extensions; challenges associated with our increasing global presence; dependence on external funding sources for operating capital; disruptions in the financial markets; our ability to control employment, occupancy and other operating costs; our ability to improve our systems and processes; changes to our information technology infrastructure; general political, economic and market conditions and events, including war, conflict or acts of terrorism; the impact of current and potential future tariffs and our ability to mitigate impacts; and other risks and uncertainties described more fully in our public announcements, reports to stockholders and other documents filed with or furnished to the SEC, including our Annual Report on Form 10-K for the fiscal year ended February 3, 2019 and all subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

ABOUT WILLIAMS-SONOMA, INC.

Williams-Sonoma, Inc. is a specialty retailer of high-quality products for the home. These products, representing distinct merchandise strategies – Williams Sonoma, Pottery Barn, Pottery Barn Kids, West Elm, Pottery Barn Teen, Williams Sonoma Home, Rejuvenation, and Mark and Graham – are marketed through e-commerce websites, direct-mail catalogs and retail stores. These brands are also part of The Key Rewards, our free-to-join loyalty program that offers members exclusive benefits across the Williams-Sonoma family of brands. We operate in the U.S., Puerto Rico, Canada, Australia and the United Kingdom, offer international shipping to customers worldwide, and have unaffiliated franchisees that operate stores in the Middle East, the Philippines, Mexico and South Korea, as well as e-commerce websites in certain locations. In 2017, we acquired Outward, Inc., a 3-D imaging and augmented reality platform for the home furnishings and décor industry.

Condensed Consolidated Statements of Earnings (unaudited)

	Thirteen Weeks Ended
	May 5, 2019		April 29, 2018
In thousands, except per share amounts	$	% of Revenues	$	% of Revenues
Net revenues	$1,241,132	100.0%	$1,203,000	100.0%
Cost of goods sold	796,801	64.2	770,836	64.1

Gross profit	444,331	35.8	432,164	35.9
Selling, general and administrative expenses	370,199	29.8	365,614	30.4

Operating income	74,132	6.0	66,550	5.5
Interest expense, net	2,253	0.2	1,201	0.1

Earnings before income taxes	71,879	5.8	65,349	5.4
Income taxes	19,223	1.5	20,181	1.7

Net earnings	$52,656	4.2%	$45,168	3.8%

Earnings per share (EPS):
Basic	$0.67		$0.54
Diluted	$0.66		$0.54
Shares used in calculation of EPS:
Basic	78,683		83,392
Diluted	79,867		84,174

1st Quarter Net Revenues and Comparable Brand Revenue Growth (Decline) by Concept*

	Net Revenues (Millions)		Comparable Brand Revenue Growth (Decline)
	Q1 19	Q1 18	Q1 19	Q1 18
Pottery Barn	$492	$490	1.5%	2.7%
West Elm	309	273	11.8	9.0
Williams Sonoma	195	201	(1.6)	5.6
Pottery Barn Kids and Teen	177	180	1.2	5.3
Other	68	59	N/A	N/A
Total	$1,241	$1,203	3.5%	5.5%

*See the Company’s 10-K filing for the definition of comparable brand revenue, which is calculated on a 13-week to 13-week basis for Q1 2019.

Condensed Consolidated Balance Sheets

(unaudited)

In thousands, except per share amounts	May 5, 2019	Feb. 3, 2019	April 29, 2018
Assets
Current assets
Cash and cash equivalents	$107,683	$338,954	$290,244
Accounts receivable, net	102,195	107,102	102,630
Merchandise inventories, net	1,155,427	1,124,992	1,052,892
Prepaid expenses	98,213	101,356	56,333
Other current assets	22,128	21,939	21,118

Total current assets	1,485,646	1,694,343	1,523,217

Property and equipment, net	916,030	929,635	926,320
Operating lease right-of-use assets	1,200,972	—	—
Deferred income taxes, net	34,215	44,055	58,842
Goodwill	85,357	85,382	18,811
Other long-term assets, net	66,145	59,429	129,715

Total assets	$3,788,365	$2,812,844	$2,656,905

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$385,646	$526,702	$393,025
Accrued expenses	109,169	163,559	99,823
Gift card and other deferred revenue	291,839	290,445	256,534
Income taxes payable	24,384	21,461	72,036
Current operating lease liabilities	227,427	—	—
Other current liabilities	75,750	72,645	61,403

Total current liabilities	1,114,215	1,074,812	882,821

Deferred rent and lease incentives	30,536	201,374	204,599
Long-term debt	299,670	299,620	299,472
Long-term operating lease liabilities	1,139,625	—	—
Other long-term liabilities	82,551	81,324	72,779

Total liabilities	2,666,597	1,657,130	1,459,671

Stockholders’ equity
Preferred stock: $.01 par value; 7,500 shares authorized; none issued	—	—	—
Common stock: $.01 par value; 253,125 shares authorized; 78,808, 78,813 and 83,222 shares issued and outstanding at May 5, 2019, February 3, 2019 and April 29, 2018, respectively	788	789	833
Additional paid-in capital	571,772	581,900	564,685
Retained earnings	564,127	584,333	638,774
Accumulated other comprehensive loss	(13,945)	(11,073)	(6,755)
Treasury stock, at cost	(974)	(235)	(303)

Total stockholders’ equity	1,121,768	1,155,714	1,197,234

Total liabilities and stockholders’ equity	$3,788,365	$2,812,844	$2,656,905

Condensed Consolidated Statements of Cash Flows

(unaudited)

	Thirteen Weeks Ended
In thousands	May 5, 2019	April 29, 2018
Cash flows from operating activities:
Net earnings	$52,656	$45,168
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization	46,838	47,873
(Gain) loss on disposal/impairment of assets	(323)	414
Amortization of deferred lease incentives	(2,306)	(6,724)
Non-cash lease expense	51,596	—
Deferred income taxes	(4,126)	(3,241)
Tax benefit related to stock-based awards	14,898	6,126
Stock-based compensation expense	18,529	12,889
Other	69	64
Changes in:
Accounts receivable	4,684	(9,556)
Merchandise inventories	(31,460)	2,388
Prepaid expenses and other assets	(4,914)	(4,399)
Accounts payable	(144,399)	(76,823)
Accrued expenses and other liabilities	(49,196)	(32,047)
Gift card and other deferred revenue	1,558	4,815
Deferred rent and lease incentives	—	10,004
Operating lease liabilities	(55,099)	—
Income taxes payable	2,915	13,818

Net cash (used in) provided by operating activities	(98,080)	10,769

Cash flows from investing activities:
Purchases of property and equipment	(36,148)	(34,029)
Other	107	120

Net cash used in investing activities	(36,041)	(33,909)

Cash flows from financing activities:
Repurchases of common stock	(33,848)	(37,713)
Payment of dividends	(36,868)	(34,081)
Tax withholdings related to stock-based awards	(25,406)	(7,438)

Net cash used in financing activities	(96,122)	(79,232)

Effect of exchange rates on cash and cash equivalents	(1,028)	2,480
Net decrease in cash and cash equivalents	(231,271)	(99,892)
Cash and cash equivalents at beginning of period	338,954	390,136

Cash and cash equivalents at end of period	$107,683	$290,244

Retail Store Data

(unaudited)

	February 3, 2019	Openings	Closings	May 5, 2019	April 29, 2018
Williams Sonoma	220	2	(3)	219	224
Pottery Barn	205	—	—	205	203
West Elm	112	1	—	113	108
Pottery Barn Kids	78	—	—	78	84
Rejuvenation	10	—	—	10	8
Total	625	3	(3)	625	627

Exhibit 1

1ST Quarter GAAP to Non-GAAP Reconciliation

(unaudited)

(Dollars in thousands, except per share data)

	Thirteen Weeks Ended
	May 5, 2019		April 29, 2018
	$	% of Revenues	$	% of Revenues
Gross profit	$444,331	35.8%	$432,164	35.9%
Outward-related[1]	535		582
Employment-related expense[2]	30
Non-GAAP gross profit	$444,896	35.9%	$432,746	36.0%

	$	% of Revenues	$	% of Revenues
Selling, general and administrative expenses	$370,199	29.8%	$365,614	30.4%
Outward-related[1]	(5,877)		(6,344)
Employment-related expense[2]	(6,496)		(1,702)
Non-GAAP selling, general and administrative expenses	$357,826	28.9%	$357,568	29.7%

	$	% of Revenues	$	% of Revenues
Operating income	$74,132	6.0%	$66,550	5.5%
Outward-related[1]	6,412		6,926
Employment-related expense[2]	6,526		1,702
Non-GAAP operating income	$87,070	7.0%	$75,178	6.3%

	$	Tax rate	$	Tax rate
Income taxes	$19,223	26.7%	$20,181	30.9%
Outward-related[1]	1,428		1,467
Employment-related expense[2]	(289)		402
Tax legislation[3]	—		(3,298)
Impact of equity accounting rules [4]	—		(1,146)
Non-GAAP income taxes	$20,362	24.0%	$17,606	23.8%

	$		$
Diluted EPS	$0.66		$0.54
Outward-related[1]	0.06		0.06
Employment-related expense[2]	0.09		0.02
Tax legislation[3]	—		0.04
Impact of equity accounting rules [4]	—		0.01
Non-GAAP diluted EPS*	$0.81		$0.67

*	Per share amounts may not sum due to rounding to the nearest cent per diluted shares

SEC Regulation G – Non-GAAP Information

These tables include non-GAAP gross profit, selling, general and administrative expense, operating income, operating margin, income taxes, effective tax rate and diluted EPS. We believe that these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and facilitate a meaningful evaluation of our quarterly actual results on a comparable basis with prior periods. Our management uses these non-GAAP financial measures in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Notes to Exhibit 1:

1

During Q1 19 and Q1 18, we incurred approximately $6.4 million and $6.9 million, respectively, of expense, primarily associated with acquisition-related compensation expense and amortization of intangible assets, as well as the operations of Outward, Inc., of which $5.9 million and $6.3 million, respectively, were recorded within selling, general and administrative expenses.

2

During Q1 19 and Q1 18, we incurred approximately $6.5 million and $1.7 million, respectively, of employment-related expense, recorded within selling, general and administrative expenses. In Q1 19, the expense was primarily associated with severance-related reorganization expenses.

3	During Q1 18, we recorded income tax expense of approximately $3.3 million, primarily related to the measurement of the income tax effect of the Tax Cuts and Jobs Act enacted in Q4 17.
4	During Q1 18, we recorded income tax expense of approximately $1.1 million associated with the adoption of accounting rules related to stock-based compensation.